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                                                                     EXHIBIT 24




                         INDEPENDENT AUDITORS' CONSENT




IDEX Corporation:




We consent to the incorporation by reference in the Registration Statements (File Numbers 33-47678, 33-56586, 33-67688 and 333-18643) of IDEX Corporation
on Form S-8 of our reports dated January 21, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of IDEX Corporation for the year ended December 31, 1996.





/S/Deloitte & Touche LLP
-----------------------------
Deloitte & Touche LLP
Chicago, Illinois

January 21, 1997